UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2012

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey ___________________________ (State or other jurisdiction of incorporation)	001-33841 _____________________________ (Commission File Number)	20-8579133 ___________________________ (IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code:

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

            On April 4, 2012, Vulcan Materials Company ("Vulcan") sent the letter attached hereto as Exhibit 99.1 to Martin Marietta Materials, Inc. ("Martin Marietta") concerning certain agreements entered into between Martin Marietta and its proposed nominees for Vulcan's Board of Directors with respect to Vulcan's 2012 Annual Meeting of Shareholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.                  Description

99.1                             Letter to Martin Marietta Materials, Inc., dated April 4, 2012

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                Vulcan Materials Company

Date:  April 4, 2012                                    By:          /s/ Robert A. Wason

                                                                                    Name:  Robert A. Wason IV

                                                                                    Title:    Senior Vice President

                                                                                                & General Counsel

EXHIBIT INDEX

Exhibit No.                 Description

99.1                             Letter to Martin Marietta Materials, Inc., dated April 4, 2012